SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

                        ___________


                         FORM 8-K

                      Current Report
            Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  May 6, 1998

                                  ___________



                       NORTEK, INC.
  (Exact name of Registrant as specified in its charter)

     DELAWARE                    1-6112                     05-0314991
(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            I.D. Number)
 Incorporation)



                                  ___________


     50  Kennedy Plaza, Providence. Rhode Island     02903-2360
     (Address of Principal Executive Offices)        (Zip Code)


                          (401) 751-1600
            Registrant's Telephone Number including area code



Item 5.    Other Events

      Nortek, Inc. is filing herewith a press release issued May 6, 1998 by the Company as Exhibit 99 which is incorporated herein by reference. This press release was issued to report first quarter 1998 earnings.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99     Press release issued by Nortek,
                         Inc. on May 6, 1998.


                        SIGNATURES


     Pursuant   to  the  requirements  of  the  Securities
Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NORTEK, INC.




May 7, 1998              By:     /s/ Richard J. Harris
-------------                    ----------------------
 Date                  Name:     Richard J. Harris
                      Title:     Vice President and Treasurer